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                                                                   EXHIBIT 99(d)

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES ADMINISTRATOR OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED SECURITIES" UNDER RULE 144 PROMULGATED PURSUANT TO THE ACT, AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                9.5% CONVERTIBLE SECURED NOTE PURCHASE AGREEMENT

                              NEOPROBE CORPORATION

         THIS AGREEMENT is made this 26th day of March, 2003, between NEOPROBE CORPORATION (the "COMPANY"), incorporated under the laws of the State of Delaware, with its principal office at 425 Metro Place North, Suite 300, Dublin, OH 43017 and Donald E. Garlikov an individual resident of the State of Ohio (the "Purchaser").

         In consideration of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

         Section 1. Certain Definitions. For purposes of this Agreement:

         "Act" has the meaning specified in the legend appearing on the first page.

         "Agreement" means this 9.5% Convertible Secured Note Purchase Agreement including all Exhibits and Attachments hereto, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof.

         "Alternate Conversion Price" has the meaning specified in Section 9.1.

         "Average Market Price" means the average Closing Price for the twenty
(20) consecutive Trading Days immediately preceding the date of a Conversion Notice.

         "Business Day" means any day on which banks in the City of Columbus, Ohio are open for business.

         "Closing" means the completion of the purchase and sale of the Note and Warrant on the Closing Date.

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         "Closing Date" means the date of the Closing.

         "Closing Price" means for each Trading Day, the last transaction price as reported on the principal exchange on which the Common Stock is listed or admitted for quotation, or if the Common Stock is not listed or admitted for quotation on any exchange, the last reported sale price regular way of the Common Stock on the NASDAQ National Market or NASDAQ Small Cap Market, as the case may be, or, if the Common Stock is not quoted on the NASDAQ National Market or NASDAQ SmallCap Market, the closing bid price for the Common Stock on such day in the over-the-counter market as reported by Bloomberg, the National Quotation Bureau or NASDAQ..

         "Common Stock" means the Common Stock of the Company, $.001 par value.

         "Conversion Amount" has the meaning specified in Section 9.1.

         "Conversion Date" has the meaning specified in Section 9.2.

         "Conversion Notice" has the meaning specified in Section 9.2

         "Conversion Shares" has the meaning specified in Section 9.1.

         "Event of Default" has the meaning specified in Section 7.1.

         "Exchange Act" has the meaning specified in Section 3.5.

         "Maturity Date" has the meaning specified in Section 2.1.

         "Note" means the of 9.5% Convertible Secured Note of the Company, due June 30, 2004 in the Principal Sum that is issued pursuant to this Agreement (including any notes issued in substitution therefor), as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

         "Other Agreement" has the meaning specified in Section 2.3.

         "Other Purchaser" has the meaning specified in Section 2.3.

         "Principal Sum" has the meaning specified in Section 2.1.

         "Registration Rights Agreement" has the meaning specified in Section
2.5.

         "Reports" has the meaning specified in Section 3.6.

         "SEC" has the meaning specified in Section 3.7.

         "Security Agreement" has the meaning specified in Section 2.3.

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         "Senior Note" has the meaning specified in Section 2.3.

         "Trading Day" means any day on which transactions are effected on the New York Stock Exchange, the NASDAQ National Market System and the NASDAQ SmallCap Market.

         "Transaction Documents" has the meaning specified in Section 2.1.

         "Warrant" or "Warrants" means the Warrants purchased from the Company on the Closing Date and any subsequent Warrant or Warrants issued in exchange or replacement thereof pursuant to terms of the original Warrant.

         "Warrant Shares" means shares of Common Stock issuable on exercise of the Warrant.

         Section 2. Authorization and Sale of Note.

                  2.1 Authorization. Subject to the terms and conditions of this Agreement, the Company has authorized the execution and delivery to Purchaser of (a) this Agreement, (b) the Note in the principal amount of $250,000 (the "PRINCIPAL SUM"), with a maturity date on the earlier to occur of June 30, 2004, or a date thirty (30) days following the date that David C. Bupp is no longer the chief executive officer of the Company (the "MATURITY DATE"),
(c) the Security Agreement, (c) the Warrant, (d) the Registration Rights Agreement, and (e) and all other agreements, documents, instruments and certificates to be delivered by the Company under the foregoing (the "TRANSACTION DOCUMENTS"). The Company promises to pay to the holder of the Note the Principal Sum plus any accrued and unpaid interest in cash on the Maturity Date. Simple interest shall accrue on the unpaid Principal Sum at the rate of 9.5% per annum from the Closing Date, and shall be payable in arrears on the last day of each calendar month in cash. The form of the Note is annexed hereto as Exhibit A. The Company, if not then in default hereunder, shall have the right to prepay at any time and from time to time before the Maturity Date any amount or amounts due under the Note, upon written notice to the holder at least ten Business Days prior to the date of prepayment (during which period the holder may exercise the conversion rights provided in Section 9 of this Agreement). Any partial prepayment shall be in the minimum amount of $10,000 or any integral multiple thereof.

                  2.2 Agreement to Sell and Purchase the Note. Subject to the terms and conditions of this Agreement, the Company will issue and sell the Note to Purchaser and Purchaser will purchase the Note from the Company, at the Closing provided for in Section 2.6, at the purchase price of 100% of the Principal Sum.

                  2.3 Security. Contemporaneously with entering into this Agreement, the Company is entering into a separate note purchase agreement (the "OTHER AGREEMENT") for the sale of a 8.5% Secured Senior Note in the principal amount of $250,000 (the "SENIOR NOTE") to another purchaser (the "OTHER PURCHASER"). As security for the obligations of the Company under the Note and the Convertible Note, the Company shall grant to Purchaser and the Other Purchaser a joint and several first perfected security interest in all its inventory, equipment,

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fixtures and other personal property of every kind and description (other than its accounts), whether now owned or hereafter acquired or created by the Company, pursuant to the terms of the Security Agreement attached hereto as Exhibit B.

                  2.4 Warrants Issuable Upon Closing. As additional consideration for the purchase of the Note, at the Closing the Company will issue to Purchaser a warrant to purchase a total of 500,000 shares of the Company's Common Stock, pursuant to the terms of a separate Warrant, the form of which is attached hereto as Exhibit C. The Warrant shall have an exercise price equal to the average Closing Price for the thirty Trading Days immediately preceding the Closing Date.

                  2.5 Registration Rights. At the Closing, the Company will enter into a Registration Rights Agreement with Purchaser and the Other Purchaser in the form attached hereto as Exhibit D, providing for the filing of a registration statement under the Act with respect to resales of the Warrant Shares and Common Stock issuable upon conversion of the Note.

                  2.6 Time and Place of Closing. The Closing shall be held at the offices of Porter, Wright, Morris & Arthur, 41 South High Street, Columbus, Ohio 43215 on or before April 2, 2003.

                  2.7 Payment and Delivery. At the Closing, the following shall occur:

                  (a) The Company shall deliver or cause to be delivered to Purchaser an original Note and Warrant, substantially in the form set forth in Exhibits A and C hereto, and a Security Agreement and a Registration Rights Agreement, each bearing the original signatures of a duly authorized officer of the Company.

                  (b) Purchaser shall cause payment to be made to the Company in immediately available U.S. funds of the Principal Sum.

                  (c) The Company and the Other Purchaser shall execute and deliver to each other the Security Agreement and the Other Agreement, the Company shall issue and deliver to the Other Purchaser the Convertible Note, and the Other Purchaser shall cause the Company to receive the Principal Sum in immediately available U.S. funds.

                  2.8 Usury. All agreements which either now are or which shall become agreements between the Company and Purchaser are hereby limited so that in no contingency or event whatsoever shall the total liability for payments in the nature of interest, additional interest and other charges exceed the applicable limits imposed by any applicable usury laws. If any payments in the nature of interest, additional interest and other charges made under this Agreement or the Note are held to be in excess of the limits imposed by any applicable usury laws, it is agreed that any such amount held to be in excess shall be considered payment of principal hereunder, and the indebtedness evidenced hereby shall be reduced by such amount so that the total liability for payments in the nature of interest, additional interest and other charges shall not exceed the applicable limits imposed by any applicable usury laws, in compliance with the desires of the Company and Purchaser. This provision shall never be superseded or waived and shall control every other provision of the Transaction Documents and all agreements between the Company and Purchaser, or their successors and assigns.

         Section 3. General Representations and Warranties of the Company. The Company hereby represents and warrants to Purchaser that the following are true and correct as of the date hereof and as of the Closing Date.

                  3.1 Organization; Qualification. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws. The Company has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on the condition (financial or otherwise) or on the earnings, business affairs, properties or assets of the Company.

                  3.2 Capitalization. The Company has authorized 50,000,000 shares of Common Stock, of which 38,688,725 are currently issued and outstanding, and 3,343,124 are currently reserved for issuance under outstanding warrants and options. The Company also has authorized 5,000,000 shares of preferred stock, $.001 par value, of which 500,000 shares have been designated as Series A Junior Participating Preferred Stock, reserved for issuance under the Company's plan for issuance of rights in connection with certain changes in control. No shares of preferred stock are issued or outstanding. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and no outstanding shares of Common Stock are subject to, or have been issued in violation of, preemptive or similar rights. As of the Closing Date, the Company covenants that it will from its authorized but unissued shares of Common Stock reserve a sufficient number of shares of Common Stock for issuance upon exercise of the Warrant and conversion of the Note. The Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Common Stock or any warrants, options or other rights to acquire its Common Stock. Except as disclosed in the Reports and excluding outstanding options to employees and directors, and except for the securities issuable under this Agreement and the Other Agreement, there are no contracts relating to the issuance, sale or transfer of any equity securities, phantom stock or appreciation rights, profit participation, or other securities (whether or not convertible) of the Company, including options, warrants, puts, or calls.

                  3.3 Authorization. The Company has all requisite corporate right, power and authority to execute and deliver the Transaction Documents and to consummate the transactions contemplated thereby. All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of the Transaction Documents by the Company has been taken. Each Transaction Document has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth in the Registration Rights Agreement. Upon their issuance and delivery pursuant to the Warrant, the Warrant Shares will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances except for those imposed by or on behalf of Purchaser, its creditors or agents.

                  3.4 No Conflict. The execution and delivery of each Transaction Document does not, and the consummation of the transactions contemplated thereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the certificate of incorporation, and any amendments thereto, bylaws and any amendments thereto of the Company or any material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree statute, law, ordinance, rule or regulation applicable to the Company, its properties or assets.

                  3.5 Accuracy of Reports and Information. The Company is in compliance, to the extent applicable, with all reporting obligations under
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), except where the failure to so comply would not have a material adverse effect on the condition (financial or otherwise) or on the earnings, business affairs, properties or assets of the Company. The Company has registered its Common Stock pursuant to Section 12 of the Exchange Act and the Common Stock is admitted for quotation on the OTC Bulletin Board.

                  3.6 Absence of Undisclosed Liabilities. The Company has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except as disclosed in the reports filed by the Company under
Section 13 of the Exchange Act in the twelve month period prior to the Closing Date, and in its annual report on Form 10-KSB for the year ended December 31, 2002 (a draft of which has been provided to the Purchaser) (collectively, the "REPORTS"), as incurred in the ordinary course of business after the date of the Reports, and obligations to Purchaser and the Other Purchaser incurred under the Transaction Documents and the Other Agreement.

                  3.7 Governmental Consent, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or any other Transaction Document, or the offer, sale or issuance of the Note or Warrant, or the consummation of any other transaction contemplated hereby or thereby, except the filing with the United States Securities and Exchange Commission ("SEC") of a registration statement for the purpose of registering resales by Purchaser of the Warrant Shares and Conversion Shares as provided in the Registration Rights Agreement.

                  3.8 Material Contracts. Except as set forth in the Reports, the material agreements to which the Company is a party described in the Reports are valid agreements, in full force and effect, the Company is not in material breach or material default (with or without

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notice or lapse of time, or both) under any of such agreements, and, to the
Company's knowledge, the other contracting party or parties thereto are not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements.

                  3.9 Litigation. Except as disclosed in the Reports, there is no action, proceeding or investigation pending, or to the Company's knowledge threatened, against the Company which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, conditions, affairs or operations of the Company. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company currently intends to initiate which will materially affect the Company.

                  3.10 Title to Assets. Except as disclosed in the Reports, and for the security interest to be created pursuant to the Security Agreement, the Company has good and marketable title to all properties and material assets described in the Reports as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company.

                  3.11 Required Governmental Permits. The Company is in possession of and operating in material compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities which are material to the conduct of its business, all of which are valid and in full force and effect.

                  3.12 Other Outstanding Securities. Except as disclosed in the Reports and excluding outstanding options to employees and directors, and except for the securities issuable under this Agreement and the Other Agreement, there are no other outstanding debt or equity securities of the Company presently convertible into or exercisable for shares of Common Stock.

         Section 4. Representations, Warranties and Covenants of Purchaser. Purchaser represents and warrants to, and covenants with, the Company that the following are true and correct as of the date hereof and as of the Closing Date.

                  4.1 Authority. The Purchaser has all requisite right, power, authority and capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth in the Registration Rights Agreement.

                  4.2 Investment Experience. Purchaser is an "accredited investor" as defined in Rule 501(a) under the Act. Purchaser is aware of the Company's business affairs and financial condition, and has had access to and has acquired sufficient information about the Company, including the Reports, to reach an informed and knowledgeable decision to acquire the Note and Warrant. Purchaser has such business and financial experience as is required to give him the capacity to protect his own interests in connection with the purchase of the Note and Warrant.

                  4.3 Investment Intent. Without limiting the ability to resell the Warrant Shares and the Conversion Shares pursuant to an effective registration statement, or upon any exemption from registration that may be legally available, Purchaser represents that he is purchasing the Note and Warrant, and will acquire the Warrant Shares and Conversion Shares, for Purchaser's own account as principal for investment purposes, and not with a view to a distribution. Purchaser understands that the acquisition of the Note and Warrant have not been registered under the Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchaser or otherwise acquire or take a pledge of) any of the Note, Warrant, Conversion Shares or Warrant Shares, except in compliance with the Act and any applicable state securities laws, and the rules and regulations promulgated thereunder.

                  4.4 Registration or Exemption Requirements. Purchaser further acknowledges and understands that the Note, Warrant, Conversion Shares and Warrant Shares may not be resold or otherwise transferred except in a transaction registered under the Act and any applicable state securities laws or unless an exemption from such registration is available. Purchaser understands that the Note and Warrant, as well as any certificate for the Conversion Shares and Warrant Shares, will be imprinted with a legend that prohibits the transfer of such securities unless (i) it is registered or such registration is not required pursuant to an exemption therefrom, and (ii) if the transfer is pursuant to an exemption from registration other than Rule 144 under the Act and an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is so exempt.

                  4.5 No Legal, Tax or Investment Advice. Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Note and Warrant constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as he, in his sole discretion, has deemed necessary or appropriate in connection with his purchase of the Note and the Warrant.

                  4.6 Purchaser Review. Purchaser hereby represents and warrants that he has carefully examined the Reports, and the financial statements contained therein. Purchaser acknowledges that the Company has made available to him all documents and information that Purchaser has requested relating to the Company and has been provided answers to all of Purchaser's questions concerning the Company, the Note and the Warrant.

                  4.7 Certain Risks. Purchaser recognizes that the purchase of the Note and Warrant, and if issued, the Conversion Shares and Warrant Shares, involves a high degree of risk in that:

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                  (a) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Note, Warrant, Conversion Shares and Warrant Shares;

                  (b) Purchaser may not be able to liquidate this investment;

                  (c) transferability of the Note, Warrant, Conversion Shares and Warrant Shares is extremely limited;

                  (d) Purchaser could sustain the loss of the entire investment in the Note, Warrant, Conversion Shares and Warrant Shares;

                  (e) no return on investment, whether through distributions, appreciation, transferability or otherwise, and no performance by, through or of the Company, has been promised, assured, represented or warranted by the Company, or by any director, officer, employee, agent or representative thereof;

                  (f) while the Common Stock is presently quoted on the OTC Bulletin Board and while Purchaser is the beneficiary of certain registration rights provided herein: (i) the Note, Warrant, Conversion Shares and Warrant Shares are not registered under applicable federal or state securities laws, and thus may not be sold, conveyed, assigned or transferred unless registered under such laws or unless an exemption from registration is available under such laws, as more fully described below; and (i) the Note and Warrant are not quoted, traded or listed for trading or admitted for quotation on any organized market or quotation system, and there is therefore no present public or other market for such Note or Warrant, and (ii) there can be no assurance that the Common Stock will continue to be quoted, traded or listed for trading or authorized for quotation on the OTC Bulletin Board or on any other organized market or quotation system.

                  4.8 No Registration, Review or Approval. Purchaser acknowledges and understands that the limited private offering and sale of the Note and Warrant pursuant to this Agreement, and the offering and sale of the Conversion Shares and Warrant Shares, have not been reviewed or approved by the SEC or by any state securities commission, authority or agency, and is not registered under the Act or under the securities or "blue sky" laws, rules or regulations of any state. Purchaser acknowledges, understands and agrees that the Note, Warrant, Conversion Shares and Warrant Shares are being offered and sold hereunder pursuant to (i) a private placement exemption to the registration provisions of the Act pursuant to Section 3(b) or Section 4(2) of such Act and Regulation D promulgated under such Act, and (ii) a similar exemption to the registration provisions of applicable state securities laws.

         Section 5. Conditions to Purchaser's Obligation to Purchase. The Company understands that Purchaser's obligation to purchase the Note and Warrant is conditioned upon the truth and accuracy of the representations and warranties of the Company in Section 3 as of the Closing Date, and:

                  (a) Execution and delivery by the Company of the original Note and Warrant to Purchaser; and

                  (b) Execution and delivery by the Company of the Security Agreement and Registration Rights Agreement, in the respective forms of Exhibits B and D; and

                  (c) Execution, delivery and performance of the Other Agreement by the parties thereto.

         Section 6. Conditions to Company's Obligation to Sell. Purchaser understands that the Company's obligation to sell the Note and Warrant is conditioned upon the truth and accuracy of the representations and warranties of Purchaser in Section 4 as of the Closing Date, and:

                  (a) Delivery by Purchaser to the Company of good funds as payment in full for the purchase of the Note and Warrant.

                  (b) Execution and delivery by Purchaser of the of the Security Agreement and Registration Rights Agreement, in the respective forms of Exhibits B and D.

         Section 7. Default.

                  7.1 Events of Default. An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

                  (a) the Company defaults in the payment of any principal on the Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                  (b) the Company defaults in the payment of any interest on the Note for more than five Business Days after the same becomes due and payable; or

                  (c) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a) and (b) of this Section 7.1) and such default is not remedied within 30 days after the Company receives written notice of such default from any holder of the Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (c) of Section 7.1); or

                  (d) A default under any bond, debenture, note or other evidence of indebtedness of the Company owed to any person other than Purchaser, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, or under any lease of any asset, in any case in excess of $100,000.00, and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument or lease; or

                  (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

                  (f) the rendering against the Company of a final judgment, decree or order for the payment of money in excess of $100,000.00 and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 30 consecutive days without a stay of execution; or

                  (g) the Company (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

                  (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, or any such petition shall be filed against the Company and such petition shall not be dismissed within 60 days; or

                  (i) an event of default shall occur under any other Transaction Document; or

                  (j) the sale, exchange, or other disposition (in a single transaction or a series of related transactions) of all or substantially all of the assets of the Company, without the consent of the holder of the Note; or

                  (k) a merger or consolidation of the Company without the consent of the holder of the Note, other than a merger or consolidation in which the voting equity securities of the Company immediately prior to the merger or consolidation continue to represent (either by remaining outstanding or being converted into securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the Company or surviving entity immediately after the merger or consolidation with another entity.

                  7.2.     Acceleration and Remedies.

                  (a) If any Event of Default has occurred and is continuing, the holder of the Note may at any time at its option, by notice or notices to the Company, declare the Note to be immediately due and payable.

                  (b)      Upon the Note becoming due and payable under this
Section 7.2, the Note will forthwith mature, and the entire unpaid Principal Sum, plus (i) all accrued and unpaid interest thereon, and (ii) an amount equal to ten percent (10%) of the unpaid Principal Sum, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived, and the holder thereof shall be entitled to exercise its rights and remedies as a secured party under the Security Agreement and the Uniform Commercial Code. If the Company shall fail to pay the Principal Sum and all accrued and unpaid interest on the Maturity Date, the Company shall immediately issue to the holder an additional warrant for the purchase of 500,000 shares of Common Stock, with an exercise price equal to the average Closing Price for the thirty (30) trading days immediately preceding the Maturity Date, and otherwise in the form of the Warrant attached hereto as Exhibit C.

                  (c) If any Event of Default has occurred and is continuing, and irrespective of whether the Note has been declared immediately due and payable under paragraph (a) of this Section 7.2, the holder of the Note may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in the Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

         8. Registration; Exchange; Substitution of Note.

                  8.1. Registration of Note. The Company shall keep at its principal executive office a register for the registration and registration of transfers of the Note. The name and address of each holder of the Note, each transfer thereof and the name and address of each transferee shall be registered in such register. Prior to due presentment for registration of transfer, the person in whose name the Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary.

                  8.2. Transfer and Exchange of Note. Upon surrender of the Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of the Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), a new Note (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such person as such holder may request and shall be substantially in the form of Exhibit A. Each such new Note shall be dated and bear interest from the date to which

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interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company shall not be required to register or otherwise recognize any transfer that purports to be for less than the entire unpaid principal amount of the Note. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be required to make in writing the representations set forth in Sections
4.2 through 4.8. Notwithstanding any provision of this Agreement to the contrary, the Company may refuse to register the transfer of the Note to any person that is not an "accredited investor" as defined in Rule 501 of Regulation D.

                  8.3. Replacement of Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note, and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it or (b) in the case of mutilation, upon surrender and cancellation thereof, then in either case, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

         Section 9. Conversion of Note to Common Stock.

                9.1 Optional Conversion. At the option of the Holder, at any time following July 30, 2003 and prior to the Maturity Date, the Principal Sum then outstanding (or any portion thereof equal to or greater than $10,000), plus accrued and unpaid interest (the "CONVERSION AMOUNT"), may be converted, either in whole or in part, into shares of Common Stock (the "CONVERSION SHARES") (calculated as to each such conversion to the nearest whole share), at any time, and from time to time at a price per share (the "CONVERSION PRICE") equal to the greater of: (a) $.10, or (b) 85% of the Average Market Price, provided, however, that if the Conversion Price determined hereunder is greater than $.20 per share, fifty percent (50%) of the Conversion Amount shall be converted at a price of $.20 per share (the "ALTERNATE CONVERSION PRICE"), and the balance at the Conversion Price. The number of Conversion Shares due upon conversion shall be determined by dividing the Conversion Amount by the Conversion Price, unless the Conversion Price is greater than $.20 per share, in which case the number of Conversion Shares due upon conversion shall be equal to the sum of (i) the result of dividing 50% of the Conversion Amount by the Conversion Price, plus
(ii) the result of dividing 50% of the Conversion Amount by $.20.

                9.2 Exercise of Conversion Privilege. The conversion right provided in Section 9.1 may be exercised by the Purchaser by delivering to the Company an executed and completed notice of conversion in the form of Exhibit E to this Agreement (the "CONVERSION NOTICE"), accompanied by the Note. Each date on which a Conversion Notice is delivered to the Company in accordance with the provisions of this Section 10.2 shall constitute a "CONVERSION DATE." As promptly as practicable after the receipt of the Conversion Notice as aforesaid, but in any event not more than five Business Days after the Company's receipt of such Conversion Notice, the Company shall (i) issue the Conversion Shares in accordance with the provisions of Section 9.1, and (ii) cause to be mailed for delivery by overnight courier to the Purchaser (x) a certificate or

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

certificate(s) representing the number of Conversion Shares to which the Purchaser is entitled by virtue of such conversion, (y) cash, as provided in
Section 9.3, in respect of any fraction of a share issuable upon such conversion, and (z) if less than all of the outstanding Principal Sum shall have been converted, a new Note in the remaining unconverted Principal Sum, identical in form to the Note, duly executed by an officer of the Company. The Conversion Notice shall constitute a contract between the Purchaser and the Company, whereby the Purchaser shall be deemed to subscribe for the number of Conversion Shares which it will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription (and for any cash adjustment or new Note to which it is entitled pursuant to Section 9.3), to surrender the Note and to release the Company from all liability thereon.

                9.3 Fractional Shares. No fractional Conversion Shares or scrip representing fractional Conversion Shares shall be issued upon conversion of the Conversion Amount. Instead of any fractional Conversion Shares which otherwise would be issuable upon conversion of the Conversion Amount, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction times the Conversion Price.

                9.4 Reclassification, Consolidation, Merger or Mandatory Share Exchange. At any time while the Note remains outstanding, in case of any recapitalization, combination or reclassification of outstanding Common Stock, or in case of any consolidation, merger or mandatory share exchange of the Company with or into another Company (other than a merger or mandatory share exchange with another corporation in which the Company is the surviving corporation and which does not result in any reclassification of the Common Stock), or in the case of any sale or transfer to another corporation of the property of the Company as an entirety or substantially as an entirety, the Purchaser shall have the right to convert the Principal Sum into and receive upon such conversion, in lieu of each share of Common Stock theretofore issuable upon conversion of the Note, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, combination, recapitalization, consolidation, merger, mandatory share exchange, sale or transfer by the holder of one share of Common Stock issuable upon conversion of the Note had the Principal Sum been converted immediately prior to such reclassification, combination, recapitalization, consolidation, merger, mandatory share exchange or sale or transfer. The provisions of this Section 9.4 shall similarly apply to successive reclassifications, combinations, recapitalizations, consolidations, mergers, mandatory share exchanges and sales and transfers.

                9.5 No Sales. The Purchaser agrees that it will not effect any sale of Common Stock during the twenty Trading Day period immediately preceding delivery of any Conversion Notice, and for so long as the Note is outstanding, will make any short sale of the Common Stock or effect a transaction in any option or right to purchase or sell the Common Stock having the same effect.

         Section 10. Notices. All notices and communications provided for hereunder shall be in writing and sent (a) by fax if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail

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

with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                  (a)      if to the Company, to

                           Neoprobe Corporation
                           425 Metro Place North, Suite 300
                           Dublin, OH  43017
                           Attn: Chief Financial Officer
                           (fax)  (614) 793-9376

                           copy to:

                           William J. Kelly, Jr.
                           Porter, Wright, Morris & Arthur
                           41 South High Street, Suite 2800
                           Columbus, Ohio 43215

or to such other person at such other place as the Company shall designate to the Purchaser in writing;

                  (b)      if to Purchaser, to

                           Donald E. Garlikov
                           The Garlikov Companies
                           41  South High Street
                           Columbus, Ohio 43215-3437
                           (fax) (614) 221-1508

                           copy to:

                           Ira O. Kane, Esq.
                           181 Stanbery Avenue
                           Columbus, Ohio 43209

or at such other address as Purchaser shall designate to the Company in writing; or

                  (c) if to any transferee or transferees of Purchaser, at such address or addresses as shall have been furnished to the Company at the time of the transfer or transfers, or at such other address or addresses as may have been furnished by such transferee or transferees to the Company in writing.

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

                  Section 11. Miscellaneous.

                  11.1 Entire Agreement. This Agreement, including all Exhibits and Attachments embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement or any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

                  11.2 Amendments. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and by Purchaser.

                  11.3 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                  11.4 Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                  11.5 Governing Law/Jurisdiction. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Ohio, without reference to principles of conflicts of law. ach party hereby agrees that if the other party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set provided for notices under Section 9. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

                  11.6 Disputes. Any controversy, claim or dispute arising out of or relating to this Agreement or the breach, termination, enforceability or validity of this Agreement, including the determination of the scope or applicability of the agreement to arbitrate set forth in this Section 10.6 shall be determined exclusively by binding arbitration in the City of Columbus, Ohio. The arbitration shall be governed by the rules and procedures of the American Arbitration Association (the "AAA") under its Commercial Arbitration Rules and its Supplementary Procedures for Large, Complex Disputes; provided that persons eligible to be selected as arbitrators shall be limited to attorneys-at-law each of whom (i) is on the AAA's Large, Complex Case Panel or a Center for Public Resources ("CPR") Panel of Distinguished Neutrals, or has professional credentials comparable to those of the attorneys listed on such AAA and CPR Panels and (ii) has actively practiced law (in private or corporate practice or as a member of the judiciary) for at least 15 years in the State of Ohio concentrating in either general commercial litigation or general corporate and commercial matters. Any arbitration proceeding shall be

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

before one arbitrator mutually agreed to by the parties to such proceeding (who shall have the credentials set forth above) or, if the parties are unable to agree to the arbitrator within 15 business days of the initiation of the arbitration proceedings, then by the AAA. No provision of, nor the exercise of any rights under, this Section 10.6 shall limit the right of any party to request and obtain from a court of competent jurisdiction in the State of Ohio, County of Franklin (which shall have exclusive jurisdiction for purposes of this Section 10.6) before, during or after the pendency of any arbitration, provisional or ancillary remedies and relief including injunctive or mandatory relief or the appointment of a receiver. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies shall not constitute a waiver of the right of any party, even if it is the plaintiff, to submit the dispute to arbitration if such party would otherwise have such right. Each of the parties hereby submits unconditionally to the exclusive jurisdiction of the state and federal courts located in the County of Franklin, State of Ohio for purposes of this provision, waives objection to the venue of any proceeding in any such court or that any such court provides an inconvenient forum and consents to the service of process upon it in connection with any proceeding instituted under this Section 10.6 in the same manner as provided for the giving of notice under this Agreement. Judgment upon the award rendered may be entered in any court having jurisdiction. The parties hereby expressly consent to the nonexclusive jurisdiction of the state and federal courts situated in the County of Franklin, State of Ohio for this purpose and waive objection to the venue of any proceeding in such court or that such court provides an inconvenient forum. The arbitrator shall have the power to award recovery of all costs (including attorneys' fees, administrative fees, arbitrators' fees and court costs) to the prevailing party. The arbitrator shall not have power, by award or otherwise, to vary any of the provisions of this Agreement.

                  11.7 Recovery of Attorneys' Fees. In any action arising under this Agreement, the Note, the Security Agreement, or the Registration Rights Agreement then the prevailing party shall be entitled to recovery of its legal fees and expenses incurred in connection therewith.

                  11.8 Counterparts/Facsimile. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

                  11.9 Publicity. Neither Purchaser nor the Company shall issue any press releases or otherwise make any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of the other, except as may be required by applicable law or regulation.

                  11.10 Survival. The representations and warranties in this Agreement shall survive Closing.

                  11.11 Expenses. Each of the parties shall bear its own legal and other expenses in connection with the negotiation and closing of the transactions contemplated hereby, except that the Company will reimburse Purchaser for up to $17,500 in legal fees and expenses incurred by Purchaser hereunder.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized representatives the day and year first above written.

                           NEOPROBE CORPORATION

                           By /s/ Brent L. Larson
                              ------------------------------------------
                              Brent L. Larson, Vice President of Finance

                           PURCHASER

                                   /s/ Donald E. Garlikov
                           ---------------------------------------------
                                       Donald E. Garlikov

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